Revenue Recognition	12 Months Ended
Dec. 31, 2018
Revenue From Contract With Customer [Abstract]
Revenue Recognition

4. Revenue Recognition

The Company adopted the new accounting guidance under ASC606 regarding recognition of revenue from customers as of January 1, 2018. Prior to 2018, the Company had no revenue, and the adoption of this guidance resulted in no cumulative adjustment to the Company’s consolidated financial statements.

The Company currently has one commercial-stage therapy, Strimvelis, for the treatment of ADA-SCID. During the year, the Company made its first sales of Strimvelis, which is currently distributed exclusively at the San Raffaele Hospital in Milan, Italy. Strimvelis sales are currently under a buy-and-bill model where the treatment center purchases and pays the Company for the product and submits a claim to the payer.

The Company’s net product sales represent total gross product sales of Strimvelis, less any allowances based on contractual terms or the arrangement with the treatment center. All sales are recognized when control is transferred, which follows the Company’s verification of a scheduled Strimvelis treatment. Transduction costs associated with administering the therapy are included in cost of product sales. As the product is sold in direct relation to a scheduled treatment, the Company estimates that there is minimal risk of product return, including the risk of product expiration. The Company excludes from measurement of the transaction price all taxes assessed by a governmental authority that are both imposed concurrent with the specific revenue-producing transaction and collected by the Company from a customer.

Payment terms and conditions generally require payment for Strimvelis sales within 60 days of treatment. Strimvelis is currently distributed exclusively at the San Rafaelle Hospital, and there is currently no variable consideration included in the transaction price of Strimvelis.